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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

            CREDIT SUISSE WARBURG PINCUS INTERNATIONAL EQUITY II FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective immediately, the following changes will be implemented for the fund:

  - The fund's investment approach will be modified. In selecting investments, the portfolio managers will:

     -   combine top-down regional analysis with bottom-up company research

     - look for countries, sectors and companies with solid growth prospects and attractive market valuations

     - focus research efforts on early identification of new investment opportunities while seeking to manage risk.

The fund will no longer employ disciplined, quantitative methods to minimize risk, nor will it be country and sector neutral. The fund may invest in emerging markets, although it does not expect to invest more than 30% of assets in securities of emerging-markets issuers. The fund may hold depository receipts, but they are not expected to represent a substantial portion of the fund's investments.

Effective on or about December 12, 2001, the following change will be implemented for the fund:

  -  The fund's name will be changed to Credit Suisse International Fund.


         Dated: November 15, 2001                         CSWPF-16-1101